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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 12, 2005 (May 10, 2005)
                                                 -------------------------------

                              Bob Evans Farms, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                          0-1667                31-4421866
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(State or other jurisdiction             (Commission            (IRS Employer
      of incorporation)                  File Number)        Identification No.)

     3776 South High Street, Columbus, Ohio                        43207
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    (Address of principal executive offices)                     (Zip Code)

                                 (614) 491-2225
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition.

                  On May 10, 2005, Bob Evans Farms, Inc. issued a news release with updated earnings guidance for the fourth quarter and fiscal year ended April 29, 2005. A copy of this news release is furnished as Exhibit 99 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

                  On May 10, 2005, Bob Evans Farms, Inc issued a news release announcing same-store sales for the fiscal 2005 month of April (i.e., the five weeks ended April 29, 2005). A copy of this news release is furnished as Exhibit 99 and is incorporated herein by reference.


                  The information in this Current Report on Form 8-K, including
Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.


Item 9.01. Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired - Not Applicable

         (b)      Pro Form Financial Information - Not applicable

         (c)      Exhibits:

                  The following exhibit is included pursuant to Item 2.02. Results of Operations and Financial Condition and Item 7.01. Regulation FD Disclosure of Form 8-K:

                    99      News Release issued by Bob Evans Farms, Inc. on
                            May 10, 2005, announcing same-store sales for the fiscal 2005 month of April (i.e., the five weeks ended April 29, 2005) and updated earnings guidance for the fourth quarter and fiscal year ended
                            April 29, 2005.




   [Remainder of page intentionally left blank; signature on following page.]



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BOB EVANS FARMS, INC.


Dated:  May 12, 2005                     By: /s/ Donald J. Radkoski
                                             -----------------------------
                                             Donald J. Radkoski
                                             Chief Financial Officer, Treasurer
                                             and Secretary




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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated May 12, 2005

      Exhibit No.                      Description
      -----------                      -----------
         99 News Release issued by Bob Evans Farms, Inc. on May 10, 2005, announcing same-store sales for the fiscal 2005 month of April (i.e., the five weeks ended April 29, 2005) and updated earnings guidance for the fourth quarter and fiscal year ended April 29, 2005.